Designed for Native American Investors Who Seek Growth In A Portfolio of U.S. Companies

The Sycuan U.S. Value Fund

Utilizing a disciplined, time-tested approach known as value investing, Sycuan Capital Management, Inc. presents this Value Fund that uncovers U.S. companies whose shares are trading at a discount to their intrinsic value.

Ticker Symbol	Cusip
SYCUX	**87124E107**

Sycuan Funds

www.sycuanfunds.com

For More Information Contact:

VaRene Martin
Principal Relationship Manager

619.444.4043
varene@sycuanfunds.com

Investors should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund and is available upon request by calling 1-888-899-8344. Please obtain and carefully read the prospectus before investing.